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                                                                   EXHIBIT 10.40

         AMENDMENT NO. 3 TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This Amendment No. 3 to Amended and Restated Business Loan Agreement dated as of November 9, 2001 (this "Amendment") is executed with reference to the Amended and Restated Business Loan Agreement dated as of April 30, 2001 (as amended, the "Loan Agreement") among Bank of America, N.A. (the "Bank"), IMPCO Technologies, Inc. (the "Borrower") and Quantum Technologies, Inc. (the "Subsidiary Borrower").

The parties hereby agree to amend the Loan Agreement as follows:

    1.  Defined Terms. All initially capitalized terms used in this Amendment
        -------------
without definition shall have the respective meanings assigned thereto in the Loan Agreement.

    2.  Amendment to Section 1.2. Section 1.2 of the Loan Agreement is hereby
        ------------------------  -----------
amended by deleting the reference to "October 31, 2001" and substituting in place thereof a reference to "November 30, 2001".

    3.  Conditions Precedent. The effectiveness of this Amendment shall be
        --------------------
conditioned upon receipt by the Bank of all of the following:

         a.   Counterparts of this Amendment executed by all parties hereto;
              and

         b. Such other assurances, certificates, documents, consents or opinions as the Bank reasonably may require.

    4.  Representations and Warranties. The Borrower hereby represents and
        ------------------------------
warrants that no default under Section 13 of the Loan Agreement has occurred and
                               ----------
remains continuing.

    5.  Counterparts. This Amendment may be executed in counterparts in
        ------------
accordance with Section 14.12 of the Loan Agreement.
                -------------

    6.  Confirmation.  In all other respects, the Loan Agreement is confirmed.
        ------------


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                            IMPCO TECHNOLOGIES, INC.


                            By:  /s/  W. Brian Olson
                               ----------------------------------

                            Title:  CFO
                                  -------------------------------


                            QUANTUM TECHNOLOGIES, INC.


                            By:  /s/ Syed Hussain
                               ----------------------------------

                            Title:  CEO
                                  -------------------------------


                            BANK OF AMERICA, N.A.


                            By:  /s/ Jeff Thom
                               ----------------------------------

                            Title:  VP
                                  -------------------------------
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